UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MEDIA GENERAL, INC.

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS Meeting Information
Meeting Type:	Annual
For holders as of:	February 25, 2011
Date: April 28, 2011 Time: 11:00 AM EDT
Location:	Richmond Newspapers Production Facility 8460 Times-Dispatch Boulevard Mechanicsville, VA

You are receiving this communication because you hold shares in Media General, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—    Before You Vote    —

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Proxy Materials Available to VIEW or RECEIVE AT WWW.PROXYVOTE.COM:

1. NOTICE AND PROXY STATEMENT                2. ANNUAL REPORT

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Voting Item

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
ELECTION OF CLASS A DIRECTORS:

NOMINEES: 01) Scott D. Anthony 02) Dennis J. FitzSimons 03) Carl S. Thigpen

Voting Items

Item 1.	ELECTION OF CLASS B DIRECTORS: THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR ALL NOMINEES LISTED BELOW: NOMINEES:
01) O. Reid Ashe, Jr. 02) J. Stewart Bryan III 03) Diana F. Cantor 04) Marshall N. Morton 05) Thompson L. Rankin 06) Rodney A. Smolla 07) Coleman Wortham III
Item 2.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR: Ratification of Deloitte & Touche, LLP as the Company’s independent registered public accountants for fiscal year 2011.
Item 3.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE: The Board’s advisory resolution on executive compensation.
Item 4.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR: To approve holding an advisory vote on executive compensation every year (as opposed to every two years or every three years).